EXHIBIT 10-R
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(Carlyle-XV)


FILED ON PAPER IN ACCORDANCE WITH RULE 201 OF REGULATION S-T, THESE AGREEMENTS ARE BEING FILED IN PAPER PURSUANT TO A TEMPORARY HARDSHIP EXEMPTION.